Property, Plant and Equipment	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Property, Plant and Equipment

NOTE 16	PROPERTY, PLANT AND EQUIPMENT

The majority of the Company’s tangible assets are the buildings, machinery and equipment used to produce or distribute its products and render its services. These assets are depreciated over their estimated useful lives.

Accounting Policies	Accounting Estimates and Judgments

Property, plant and equipment (which include certain mine development costs, pre-stripping costs and assets under construction) are carried at cost less accumulated depreciation and any recognized impairment loss.

Cost includes all expenditures directly attributable to bringing the asset to the location and installing it in working condition for its intended use, including:

•  additions to, and betterments and renewals of, existing assets;

•  borrowing costs incurred during construction using a capitalization rate based on the weighted average interest rate of the Company’s outstanding debt; and

•  a reduction for income derived from the asset during construction.

Each component of an item of property, plant and equipment with a cost that is significant in relation to the item’s total cost is depreciated separately. When the cost of replacing part of an item of property, plant and equipment is capitalized, the carrying amount of the replaced part is derecognized. The cost of major inspections and overhauls is capitalized and depreciated over the period until the next major inspection or overhaul. Maintenance and repair expenditures that do not improve or extend productive life are expensed in the period incurred.

Environmental costs related to current operations are also capitalized if:

•  property life is extended;

•  capacity is increased;

•  contamination from future operations is mitigated or prevented; or

•  related to legal or constructive asset retirement obligations.

Judgment involves determining:

•  costs, including income or expenses derived from an asset under construction, that are eligible for capitalization;

•  timing to cease cost capitalization, generally when the asset is capable of operating in the manner intended by management, but also considering the circumstances and the industry in which the asset is to be operated, normally predetermined by management with reference to such factors as productive capacity;

•  the appropriate level of componentization (for individual components for which different depreciation methods or rates are appropriate);

•  repairs and maintenance that qualify as major inspections and overhauls; and

•  useful life over which such costs should be depreciated.

Certain property, plant and equipment directly related to the Potash, Nitrogen, and Phosphate and Sulfate segments are depreciated using the units-of-production method based on the shorter of estimates of reserves or service lives. Pre-stripping costs are depreciated on a units-of-production basis over the ore mined from the mineable acreage stripped. Land is not depreciated. The remaining assets are depreciated on a straight-line basis.

The following estimated useful lives have been applied to the majority of property, plant and equipment assets as at December 31, 2018:

		Useful Life Range (years)	Weighted Average Useful Life (years) [1]
	Land improvements	5 to 80	35
	Buildings and improvements	2 to 60	38
	Machinery and equipment	1 to 80	25
	1 Weighted by carrying amount as at December 31, 2018.

Estimated useful lives, expected patterns of consumption, depreciation method and residual values are reviewed at least annually with the effect of any changes in estimate being accounted for on a prospective basis.

Uncertainties are inherent in estimating reserve quantities, particularly as they relate to assumptions regarding future prices, the geology of the Company’s mines, the mining methods used, and the related costs incurred to develop and mine its reserves. Changes in these assumptions could result in material adjustments to reserve estimates, which could result in impairments or changes to depreciation expense in future periods.

Accounting policies, estimates and judgments related to impairment of long-lived assets are described in Note 32.

Supporting Information

	Land and Improvements	Buildings and Improvements	Machinery and Equipment	Mine Development Costs	Assets Under Construction	Total

Carrying amount – December 31, 2017	$612	$4,184	$6,744	$979	$452	$12,971
Merger impact (Note 3)	396	2,695	4,042	–	326	7,459
Other acquisitions	10	31	66	–	–	107
Additions	41	61	327	42	975	1,446
Disposals	(3)	(14)	(30)	–	–	(47)
Transfers	10	30	538	18	(596)	–
Foreign currency translation	(9)	(16)	(15)	–	(7)	(47)
Other adjustments	–	44	(6)	10	(7)	41
Depreciation	(33)	(195)	(1,032)	(65)	–	(1,325)
Impairment	(6)	(776)	(752)	(275)	–	(1,809)

Carrying amount – December 31, 2018	$1,018	$6,044	$9,882	$709	$1,143	$18,796

Balance as at December 31, 2018 comprised of:
Cost	$1,294	$7,617	$16,806	$1,954	$1,143	$28,814
Accumulated depreciation	(276)	(1,573)	(6,924)	(1,245)	–	(10,018)

Carrying amount	$1,018	$6,044	$9,882	$709	$1,143	$18,796

Carrying amount – December 31, 2016	$618	$4,212	$6,859	$1,027	$602	$13,318
Additions	–	–	9	88	528	625
Transfers	63	71	521	(21)	(634)	–
Other adjustments	–	–	5	15	–	20
Depreciation	(19)	(83)	(487)	(98)	–	(687)
Impairment	(50)	(16)	(163)	(32)	(44)	(305)

Carrying amount – December 31, 2017	$612	$4,184	$6,744	$979	$452	$12,971

Balance as at December 31, 2017 comprised of:
Cost	$868	$4,837	$12,000	$1,985	$452	$20,142
Accumulated depreciation	(256)	(653)	(5,256)	(1,006)	–	(7,171)

Carrying amount	$612	$4,184	$6,744	$979	$452	$12,971

Depreciation of property, plant and equipment was included in the following:

	December 31, 2018	December 31, 2017

Freight, transportation and distribution	$15	$–
Cost of goods sold	1,016	668
Selling expenses	259	–
General and administrative expenses	35	–

	1,325	668
Depreciation recorded in inventory	46	19

	$1,371	$687

After a strategic portfolio review was completed in 2018, it was determined the New Brunswick Potash operations would no longer be part of the Company’s medium-term or long-term strategic plans. As a result, the New Brunswick Potash operations will be taken out of care and maintenance and permanently shut down. The decision was considered a significant change in the expected manner of use and the related assets were moved from the Potash cash-generating unit (“CGU”) to the New Brunswick CGU. Indicators of impairment were identified, and the Company conducted an impairment assessment of the New Brunswick CGU where the estimated recoverable amount was determined to be $50, based on fair value less costs of disposal (“FVLCD”). Since the estimated recoverable amount was lower than the carrying value, an impairment loss of $1,809 ($1,320 net of tax) was recorded in the Potash segment. The estimated recoverable amount was determined to be the salvage value of the assets based on the estimated fair market value of similar used assets and past experience, a Level 3 fair value measurement. There were no reversals of impairment in 2018.

In 2017, an impairment loss of $305 ($234, net of tax) was recognized in costs of goods sold under the Phosphate and Sulfate segment. This was primarily due to an indicator of impairment identified in the White Springs and Feed Plants CGU, as a result of reduced efficiency of conversion of rock to finished product, shifts in production mix and deteriorating price expectations. The White Springs and Feed Plants CGU had a recoverable amount of $96 at December 31, 2017 based on value in use. The recoverable amount was calculated using an after-tax discount rate of 8 percent based on the estimated weighted average cost of capital of a listed entity with similar assets.